UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 2, 2009

ATC TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-21803	95-4486486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Opus Place, Suite 600, Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(630) 271-8100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Stock Incentive Plan

One June 3, 2009, the stockholders of ATC Technology Corporation approved amendments to, and the restatement of, our 2006 Stock Incentive Plan (the “Plan”) to:

•	increase the maximum number of shares authorized for issuance under the Plan from 1,100,000 to 2,000,000;

•	extend the term of the Plan from May 31, 2016 to May 31, 2019;

•	increase the number of shares issuable under the Plan for full value awards, such as restricted stock, from 750,000 to 1,500,000;

•	modify Section 15 of the Plan to delete references to the deferral of cash or stock in connection with stock options as such deferrals are no longer permitted under applicable law;

•	add a new Section 21.17 to the Plan to comply with Section 409a of the Internal Revenue Code, which was enacted after the Plan was first adopted; and

•	make certain nonsubstantive changes to the Plan.

Stock Awards to Executive Officers

On June 2, 2009, the Compensation and Nominating Committee of the Board of Directors of ATC Technology Corporation granted shares of restricted stock and stock options under our Stock Incentive Plans to our principal financial officer and certain named executive officers, effective as of June 3, 2009, as follows:

	Number of Shares of Restricted Stock	Number of Stock Options
Ashoka Achuthan	8,750	26,250
Antony Francis	8,750	26,250
John M. Pinkerton	3,938	11,812

On June 3, 2009, our Board of Directors granted 30,000 shares of restricted stock and 90,000 stock options under our Stock Incentive Plans to our Chief Executive Officer, Todd R. Peters.

The restricted stock granted to our executive officers vests in one-third increments on each of June 3, 2010, 2011 and 2012.  No consideration was paid for the restricted stock.  The options granted to our executive officers vest and become exercisable in one-third increments on each of June 3, 2010, 2011 and 2012 and expire on June 3, 2019.  The option exercise price is $15.01 (the closing price of our stock on the Nasdaq Global Market System on June 3, 2009).

Stock Awards to Independent Directors

On June 3, 2009, our Board of Directors granted 2,000 shares of restricted stock and 6,000 stock options under our Stock Incentive Plans to each of our independent directors:  Robert L. Evans, Curtland E. Fields, Dr. Michael J. Hartnett, Michael D. Jordan, S. Lawrence Prendergast and Edward Stewart.  The restricted stock vests in one-third increments on each of June 3, 2010, 2011 and 2012.  No consideration was paid for the restricted stock.  The options vest and become exercisable in one-third increments on each of June 3, 2010, 2011 and 2012 and expire on June 3, 2019.  The option exercise price is $15.01 (the closing price of our stock on the Nasdaq Global Market System on June 3, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2009	ATC TECHNOLOGY CORPORATION
	By:	/s/ Joseph Salamunovich
Joseph Salamunovich
Title: Vice President